UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2004

Bimini Mortgage Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Suite 100, Vero Beach, Florida 32963 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

On November 30, 2004, Bimini Mortgage Management, Inc. (the “Company”) prepared updated portfolio information as of November 30, 2004.  A copy of this information is attached hereto as Exhibit 99.1.

The Company believes that certain statements in the information attached may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made.  Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission.

This information furnished under this “Item 7.01 Regulation FD Disclosure,” including the exhibits related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

                (c)            Exhibits

                The following exhibits are filed pursuant to Item 601 of Regulation S-K:

                                                                                        99.1  —  Updated Portfolio Information of Bimini Mortgage Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2004	BIMINI MORTGAGE MANAGEMENT, INC

	By:	/s/ Jeffrey J. Zimmer
Jeffrey J. Zimmer
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.
99.1	—	Updated Portfolio Information of Bimini Mortgage Management, Inc.